Unaudited Pro Forma Results for GU Acquisition (Detail) (GU Acquisition [Member], USD $) In Thousands, unless otherwise specified	3 Months Ended	9 Months Ended	12 Months Ended
	Oct. 06, 2012	Oct. 06, 2012	Dec. 29, 2012	Dec. 31, 2011
GU Acquisition [Member]
Unaudited Pro Forma Financial Information
Net sales	$ 564,411	$ 1,881,156	$ 2,441,323	$ 2,453,012
Operating income	21,345	65,018	73,814	70,859
Net (loss) income	$ 7,600	$ 18,530	$ (17,692)	$ 7,866